MARSICO INVESTMENT FUND

Prospectus January 30, 2004

AS SUPPLEMENTED April 30, 2004

Marsico Focus Fund

Marsico Growth Fund

Marsico 21st Century Fund

Marsico International Opportunities Fund

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MARSICO FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

YOUR GUIDE TO THE PROSPECTUS

This Prospectus is designed to help you make an informed decision about whether investing in the Marsico Investment Fund is appropriate for you. The Marsico Investment Fund is a group of mutual funds. There are presently four portfolios available for investment: the Marsico Focus Fund (“Focus Fund”), the Marsico Growth Fund (“Growth Fund”), the Marsico 21st Century Fund (“21st Century Fund”) and the Marsico International Opportunities Fund (“International Opportunities Fund”). We refer to these separate portfolios as the “Funds.” The investment adviser for each Fund is Marsico Capital Management, LLC (the “Adviser”).

We have divided the Prospectus into four sections to make it easy for you to find what you are looking for.

The first section, the Funds, contains a discussion of the objectives, principal risks, performance history and fees of each Fund. In particular, this section tells you four important things about each Fund:

☐	Each Fund’s investment goal – what the Fund is trying to achieve.

☐	The principal investment policies of each Fund – how each Fund tries to meet its investment goal.

☐	The investment selection process used by each Fund – what are each Fund’s primary types of investments and principal investment strategies.

☐	Risks you should be aware of – the principal risks associated with each Fund.

The other three sections of the Prospectus – Who Manages the Funds, How to Buy and Sell Shares and Financial Highlights – provide detailed information about how the Funds are managed, the services and privileges available to the Funds’ shareholders, how shares are priced, how to buy and sell shares, and financial information.

THE FUNDS

The Goals, Principal Investments and Policies of the Funds

The Focus Fund

•	The goal of the Focus Fund is long-term growth of capital.

•	The Focus Fund is a “non-diversified” portfolio and invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

The Growth Fund

•	The Growth Fund seeks long-term growth of capital.

•	The Growth Fund is a “diversified” portfolio and invests primarily in the common stocks of large companies that are selected for their growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks.

The 21st Century Fund

•	The 21st Century Fund seeks long-term growth of capital.

•	The 21st Century Fund is a “diversified” portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.

The International Opportunities Fund

•	The International Opportunities Fund seeks long-term growth of capital.

•	The International Opportunities Fund is a “diversified” portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. The Fund normally invests in issuers from at least three different countries not including the United States and maintains a core position of between 35 and 50 common stocks. From time to time, the Fund may invest in common stocks of companies operating in emerging markets.

The Funds’ goals may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to a Fund’s goals.

A WORD ABOUT THE FUNDS: The Funds are mutual funds, which are pooled investment vehicles that are professionally managed and that give you the opportunity to participate in financial markets. The Funds strive to reach their stated goals, although no assurances can be given that they will achieve their goals. Investments in the Funds are not bank deposits and are not insured by the FDIC or any government agency. The Funds do not represent complete investment programs. You could lose money by investing in the Funds.

Other Investment Policies of the Funds

•	Each Fund may invest without limit in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange, and may be bought and sold in a foreign currency. The Adviser generally selects foreign securities on a stock-by-stock basis based on considerations such as growth potential.

•	Primarily for hedging purposes, the Funds may use options (including options on securities and securities indices), futures and foreign currency contracts.

•	Under normal market conditions, each Fund may invest up to 10% of its total assets in all types of fixed income securities and up to 5% of its total assets in high-yield bonds and mortgage and asset-backed securities.

•	Each Fund may invest up to 15% of its net assets in illiquid investments, which are securities that cannot be sold or disposed of quickly in the normal course of business. The Funds may also invest in the securities of other investment companies to a limited extent and intend to do so primarily for cash management purposes.

•	Under adverse market conditions or in the event of exceptional redemption requests, each Fund may hold cash or cash-equivalents and invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objective. The Funds may also purchase high-grade commercial paper, federal agency or government sponsored-entity securities, and certificates of deposit, and may enter into repurchase agreements. Regarding certain federal agency securities or government sponsored-entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

“LARGE COMPANIES”: Large companies are often referred to as “large capitalization” companies because they typically have a market capitalization in the range of $4 billion or more. Market capitalization is calculated by multiplying the number of shares outstanding by the stock price of the company.

MORTGAGE AND ASSET-BACKED SECURITIES represent shares in a pool of mortgages or other debt, like car loans. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during a period of declining interest rates.

HIGH-YIELD BONDS are securities that involve the risk that the issuer may not be able to meet its payment obligation. For this reason, high-yield bonds are given a low to medium credit rating by Moody’s (Baa and lower) and Standard & Poor’s (BBB and lower), and are considered to be mostly speculative in nature.

“DIVERSIFIED” VS. “NON-DIVERSIFIED”: All mutual funds must elect to be “diversified” or “non-diversified,” which will affect the number and size of the positions that they can take in the securities of different issuers. A “diversified” portfolio may not invest, with respect to 75% of its respective total assets, more than 5% of its total assets in the securities of any one issuer. In contrast, a “non-diversified” portfolio, such as the Focus Fund, cannot invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer. As such, a “non-diversified” portfolio has the ability to take larger positions in a number of issuers than a “diversified” portfolio.

The Focus Fund, as a non-diversified fund, typically will hold the securities of fewer companies than the Growth Fund, the 21st Century Fund, or the International Opportunities Fund. None of the Funds may invest more than 25% of its total assets in a single issuer (other than U.S. government securities) and none of the Funds may own more than 10% of the outstanding voting shares of any one issuer.

“FOREIGN SECURITIES”: Although all of the Funds may invest in foreign securities, the International Opportunities Fund invests primarily in foreign securities. Foreign securities include those securities of companies principally traded on non-U.S. securities markets, companies with a principal office outside the United States or companies that generate more than 50% of their total revenues from business outside the United States.

The Investment Selection Process Used by the Funds

In selecting investments for the Funds, the Adviser uses an approach that combines “top-down” economic analysis with “bottom-up” stock selection.

•	The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Adviser also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the “top-down” analysis, the Adviser identifies sectors, industries and companies which should benefit from the overall trends the Adviser has observed.

•

The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Adviser focuses on a number of different attributes, including the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

•	As part of this fundamental, bottom-up research, the Adviser may visit with various levels of a company’s management, as well as with its customers, suppliers and competitors. The Adviser also prepares detailed earnings and cash flow models of companies. These models permit the Adviser to project potential earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company’s past, present and potential future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

•	The Funds’ core investments generally are well-known growth companies. However, the Funds’ portfolios also typically include more aggressive growth companies or companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition. As a result, the Funds may invest in certain companies for relatively short-term periods. Such short-term activity may cause the Funds to incur higher brokerage costs (which may adversely affect the Funds’ performance) and may increase taxable distributions.

•	Although the research process and investment philosophy are similar among the Funds, the Adviser takes a more aggressive approach to managing the assets of the 21st Century Fund.

•	In managing the Funds’ assets, the Adviser is mindful of the tax consequences that investment decisions may have on shareholders. However, if the Adviser determines that a portfolio security should be sold, the holding will be sold notwithstanding the possible tax consequences to shareholders.

The Principal Risks of Investing in the Funds

RISKS IN GENERAL

Domestic and foreign economic growth and market conditions, interest rate levels and political events are among the factors affecting the securities and markets in which the Funds invest. There is a risk the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser’s investment decisions may not accomplish what they were intended to achieve. You could lose money investing in the Funds. You should consider your own investment goals, time horizon and risk tolerance before investing in the Funds.

COMMON STOCKS

(EACH FUND)

Each of the Funds invests primarily in common stocks. As a result, the Funds and their shareholders bear the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stocks and markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors may affect the performance of an individual company’s stock, such as the strength of its management or the demand for its products or services. Negative performance by a company’s stock may prevent the Funds from realizing the earnings growth potential anticipated by the Adviser when it picked the stock for the Funds’ portfolios.

Overall stock market risks may affect the value of the Funds. Over time, stock markets tend to move in cycles, including periods when stock prices rise generally and periods when stock prices decline generally. The value of the Funds’ investments may increase and decrease more than stock markets in general.

RISKS OF FOREIGN INVESTING

(EACH FUND)

Each of the Funds may invest without limit in foreign securities, and the International Opportunities Fund will invest primarily (at least 65% of its total assets) in foreign securities. Foreign investments may be riskier than U.S. investments because of factors such as unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. Investments in emerging markets may involve even greater risks such as immature economic structures and less developed and more thinly-traded securities markets.

FIXED INCOME INVESTING

(EACH FUND)

Credit Risk: The Funds could lose money if the issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.

Interest Rate Risk: The value of a Fund’s investments in fixed income securities may fall when interest rates rise.

High-Yield Securities: High-yield securities, also referred to as “junk bonds,” are considered to be more speculative than higher quality securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns. The value of lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Federal Agency or Government Sponsored-Entity Securities: Regarding certain federal agency securities or government sponsored-entity securities (such as debt securities or mortgage-

backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

RISK OF NON-DIVERSIFICATION

(FOCUS FUND)

As previously mentioned, the Focus Fund is a non-diversified portfolio, which means that, at any given time, it may hold fewer securities than portfolios that are “diversified.” This increases the risk that the value of the Focus Fund could go down because of the poor performance of a single investment.

OTHER RISKS

The Funds may also invest in options, futures and foreign currencies or currency forward contracts, and may enter into certain types of short sales. If these practices are used by the Funds, the intent would be primarily to hedge the Funds’ portfolios. Investors should not regard the possible use by the Funds of these practices as a significant factor in the performance of the Funds or in making their investment decision. Investing for hedging purposes may result in certain transaction costs which may reduce a Fund’s performance. In addition, no assurances can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against. No assurances can be given that these instruments will be used, or that they will achieve the desired result.

Performance History

Performance information is presented for each of the Funds. The bar charts and table indicate some of the risks of investing in the Funds. The bar charts show calendar year total returns for the Funds for each full year since their inception, together with the best and worst quarters since inception. The table shows how the Funds’ average annual returns (before and after taxes) for the periods of one year, five years and since inception compare to those of a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

YEAR BY YEAR TOTAL RETURNS AS OF 12/31/03

FOCUS FUND

2003	31.24%
2002	-16.69%
2001	-20.81%
2000	-17.91%
1999	55.27%	[BAR CHART	]
1998	51.30%
Best Quarter (12/31/99)	34.78%
Worst Quarter (3/31/01)	-18.63%

GROWTH FUND

2003	31.97%
2002	-16.79%
2001	-20.33%
2000	-15.85%
1999	53.30%	[BAR CHART	]
1998	43.40%
Best Quarter (13/31/99)	34.95%
Worst Quarter (9/30/01)	-17.47%

21st CENTURY FUND

2003	48.79%
2002	-10.45%
2001	-19.80%
Best Quarter (6/30/03)	22.17%	[BAR CHART	]
Worst Quarter (3/31/01)	-20.67%

INTERNATIONAL OPPORTUNITIES FUND

2003	41.52%
2002	-7.76%
2001	-15.65%
Best Quarter (6/30/03)	20.74%	[BAR CHART	]
Worst Quarter (9/30/01)	-18.31%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

	One Year	Five Years	Since Inception
Focus Fund(1)
Return Before Taxes	31.24%	1.99%	8.92%
Return After Taxes on Distributions	31.24%	1.54%	8.51%
Return After Taxes on Distributions and Sale of Fund Shares	20.31%	1.62%	7.72%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	28.68%	-0.57%	3.78%
Growth Fund(1)
Return Before Taxes	31.97%	2.45%	8.35%
Return After Taxes on Distributions	31.97%	2.25%	8.18%
Return After Taxes on Distributions and Sale of Fund Shares	20.78%	2.05%	7.26%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	28.68%	-0.57%	3.78%
21st Century Fund(2)
Return Before Taxes	48.79%	N/A	-0.46%
Return After Taxes on Distributions	48.78%	N/A	-0.46%
Return After Taxes on Distributions and Sale of Fund Shares	31.71%	N/A	-0.39%
S&P 500® Index* (reflects no deduction for fees, expenses or taxes)	28.68%	N/A	-4.20%
International Opportunities Fund(3)
Return Before Taxes	41.52%	N/A	1.74%
Return After Taxes on Distributions	41.52%	N/A	1.34%
Return After Taxes on Distributions and Sale of Fund Shares	26.99%	N/A	1.23%
Morgan Stanley Capital International EAFE Index** (reflects no deduction for fees, expenses or taxes)	38.59%	N/A	-5.55%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1)	The Fund commenced operations on December 31, 1997.

(2)	The Fund commenced operations on February 1, 2000.

(3)	The Fund commenced operations on June 30, 2000.

*	The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. Companies. You cannot invest directly in an index.

**	The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia and the Far East. You cannot invest directly in an index.

Expenses

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. There are no sales loads or exchange fees associated with an investment in the Funds. A redemption fee applies to certain redemptions or exchanges of shares of the Funds. For more information on this fee, see “Frequent Purchases and Redemptions of Fund Shares” on page 26 of this Prospectus. Fund operating expenses are paid out of the assets of each Fund, so their effect is included in each Fund’s share price.

SHAREHOLDER FEES (fees paid directly from your investment)

	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund
Redemption Fee on shares sold or exchanged (as a percentage of amount redeemed) after holding them for 30 days or less	2.00%	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees(a)	0.25%	0.25%	0.25%	0.25%
Other Expenses(b)	0.24%	0.27%	0.51%	1.14%
Total Fund Operating Expenses(c)	1.34%	1.37%	1.61%	2.24%
Fee Waivers	—	—	0.11%	0.64%
Net Expenses(c)	1.34%	1.37%	1.50%	1.60%

(a)	Each Fund has adopted a Rule 12b-1 plan which allows a Fund to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per year of a Fund’s average net assets. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(b)	These expenses include custodian, transfer agency and administration fees and other customary Fund expenses. Other Expenses does not include the unrealized appreciation of Fund shares in the Board of Trustees Deferred Fee Plan in the Funds’ fiscal year ended September 30, 2003. Had these expenses been included, Other Expenses would have been 0.24%, 0.28%, 0.55% and 1.21% for the Focus, Growth, 21st Century and International Opportunities Funds, respectively.

(c)	The Adviser has agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus Fund’s average net assets, 1.50% of the Growth Fund’s and the 21st Century Fund’s average net assets, and 1.60% of the International Opportunities Fund’s average net assets until December 31, 2004. This fee waiver may be terminated at any time after December 31, 2004. The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. The waiver of expenses for the 21st Century Fund and the International Opportunities Fund for the fiscal year ended September 30, 2003 does not include the unrealized appreciation of Fund shares in the Board of Trustees Deferred Fee Plan. For periods subsequent to September 30, 2003, unrealized appreciation/depreciation of Fund shares in the Board of Trustees Deferred Fee Plan will be subject to the Funds’ expense reimbursement agreement with the Adviser.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the table.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Focus Fund	$136	$425	$734	$1,613
Growth Fund	$139	$434	$750	$1,646
21st Century Fund	$153	$497	$866	$1,902
International Opportunities Fund	$163	$639	$1,142	$2,525

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Funds. Actual expenses may be higher or lower than those reflected above.

WHO MANAGES THE FUNDS

The Investment Adviser

Marsico Capital Management, LLC (the “Adviser” or “Marsico Capital”), located at 1200 17th Street, Suite 1300, Denver, CO 80202, serves as the investment adviser to each Fund under an Investment Advisory and Management Agreement (the “Agreement”) with the Marsico Investment Fund (the “Trust”). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Funds. Marsico Capital was organized in September 1997 as a registered investment adviser. In addition to the Funds, Marsico Capital provides investment management services to other mutual funds and private accounts and, as of December 31, 2003, had approximately $30 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

The Adviser manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Funds. Marsico Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of Marsico Capital. The Trust pays the salaries and fees of all other trustees of the Trust. For the fiscal year ended September 30, 2003, the Adviser received an aggregate fee of

0.85% for investment advisory services performed as a percentage of average daily net assets of each Fund.

The Portfolio Managers

The Focus Fund and the Growth Fund

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management, and manages the investment program of the Focus Fund and the Growth Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico Capital, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund’s inception date) through August 11, 1997.

The 21st Century Fund

Corydon J. Gilchrist, CFA is the portfolio manager of the 21st Century Fund. Prior to joining Marsico Capital Management in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he was on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and holds a CFA charter.

The International Opportunities Fund

James G. Gendelman is the portfolio manager of the International Opportunities Fund. Prior to joining Marsico Capital Management in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelors degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

HOW TO BUY AND SELL SHARES

Pricing of Fund Shares

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund’s net asset value (“NAV”). The NAV is calculated by taking the total value of a Fund’s assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually

4:00 p.m. Eastern Time) every day the Exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Funds’ transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”). The Funds’ investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to determine market value. The Funds may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The value of portfolio securities held by those Funds may change on days when shareholders will not be able to purchase or redeem shares.

The International Opportunities Fund (and any other Fund that holds a substantial number of foreign securities) may use fair value pricing if a significant event suggests that closing market quotations for the Fund’s foreign securities may be unreliable or stale, reliable alternative prices or other reliable information on which to base a fair value estimate are available, and repricing the securities would materially affect the Fund’s net asset value. The use of fair value pricing may help to assure that on average, foreign security prices (and Fund share prices) may better reflect the effect of significant events, and may reduce opportunities for “time zone arbitrage” (see “Frequent Purchases and Redemptions of Fund Shares” below). However, fair value pricing also may at times result in security prices (and Fund share prices) that are subjective, not verifiable from sources other than fair value pricing services, and less precise than closing foreign market quotations as measures of market sentiment.

Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT BY MAIL	TO ADD TO AN ACCOUNT BY MAIL
Complete and sign the Account Application or an IRA Application.	Complete the investment slip that is included in your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number and address on your check.

• Make your check payable to the Marsico Funds. • For IRA accounts, please specify the year for which the contribution is made.

MAIL YOUR APPLICATION AND CHECK TO:	MAIL THE SLIP AND THE CHECK TO:

Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210

BY OVERNIGHT COURIER, SEND TO:	BY OVERNIGHT COURIER, SEND TO:

Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301	Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301

BY TELEPHONE	BY TELEPHONE

Telephone transactions may not be used for initial purchases.	You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You may call 888-860-8686 to purchase shares in an existing account. Investments made by electronic funds transfer must be from a pre-designated bank account and in amounts of at least $50 and not greater than $50,000, and will be effective at the NAV next computed after your instruction is accepted by the Transfer Agent.

BY INTERNET	BY INTERNET

You may open new accounts through the Marsico Funds Website at www.marsicofunds.com. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 24 of this Prospectus.	You may purchase shares in an existing account through the Marsico Funds Website at www.marsicofunds.com. To establish online transaction privileges, you must enroll through the Website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 24 of this Prospectus.

TO OPEN AN ACCOUNT BY WIRE	TO ADD TO AN ACCOUNT BY WIRE

Call 888-860-8686 for instructions and to obtain an account number prior to wiring the funds.	Send your investment to UMB Bank, n.a. by following the instructions listed in the column to the left.

Send your investment to UMB Bank, n.a. with these instructions:

• UMB Bank, n.a.
• ABA#: 101000695
• For Credit to the Marsico Funds
• A/C#: 9870858118
• For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund to be purchased.

AUTOMATIC SERVICES

WITH AN INITIAL INVESTMENT indicate on your application which of the automatic service(s) described on page 25 that you want. Return your application with your investment.

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after receipt by the Funds of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You must have ACH instructions on your account in order to conduct online purchases. With respect to purchases made by telephone, the Funds and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, the Funds or their agents will not be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions set forth above.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Funds receive a properly completed and executed Account Application.

Exchange Privilege: As a convenience, the Funds’ shareholders may exchange all or part of their investment in the Funds for the Marsico Shares of Nations Cash Reserves Fund (“Nations Cash Reserves Fund”), a money market fund advised by Banc of America Advisors, LLC (and not by the Adviser) that invests in a diversified portfolio of high quality money market instruments. THE SHARES OF THE NATIONS CASH RESERVES FUND ARE NOT OFFERED BY THIS PROSPECTUS. For important information on this exchange feature, please see page 23 of this Prospectus.

Additional Purchase Information

If you may need to redeem your investment shortly after your purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” below. The Funds may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g. your check has cleared, or your ACH payments have been received), but in no event for more than 10 calendar days. If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Funds will be required to withhold 28% of all dividends, distributions and payments, including redemption proceeds.

Please note that the Funds are offered and sold only to persons residing in the United States or Puerto Rico. Applications will only be accepted if they contain a U.S. or Puerto Rico address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

The Funds will not accept your Account Application if you are investing for another person as attorney-in-fact. The Funds will not accept accounts with “Power of Attorney” or “POA” in the registration section of the Account Application.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Funds as a result. The Funds may redeem shares you own in this or any identically registered Marsico Funds account as reimbursement for any such losses. The Funds reserve the right to reject any purchase order for Fund shares.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

MINIMUM INVESTMENTS

	INITIAL	ADDITIONAL
Regular accounts	$2,500	$100
Traditional IRAs and IRA Rollovers	1,000	100
Spousal IRAs	500	100
Roth IRAs	1,000	100
SEP-IRAs	500	100
Gifts to minors	500	50
Automatic Investment Plans	1,000	50

INVESTMENTS MADE THROUGH FINANCIAL SERVICES AGENTS

If you invest through a financial services agent (rather than directly with the Funds through the Transfer Agent), the policies and fees may be different than those described here. Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders to the Transfer Agent in a timely manner, which ordinarily means by 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, whichever is earlier). You may need to place your order with your financial services agent early in the day so the financial services agent can transmit the order in time to be received by the Transfer Agent by 4:00 p.m. Eastern time (or the close of the New York Stock Exchange, whichever is earlier).

Certain financial services agents may enter into agreements with the Funds or their agents which permit them to confirm orders timely received on behalf of customers by phone, with payment to follow later, in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the transaction may be rescinded and the financial services agent will be held liable for any resulting fees or losses.

Instructions for Selling Fund Shares

TO SELL SHARES

BY MAIL

Write a letter of instruction that includes:

•	the name(s) and signature(s) of all account owners

•	your account number

•	the Fund name

•	the dollar or share amount you want to sell

•	how and where to send the proceeds

•	if redeeming from your IRA, please note applicable withholding requirements

Obtain a medallion signature guarantee or other documentation, if required.

MAIL YOUR REQUEST TO:	BY OVERNIGHT COURIER, SEND TO:

Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301

BY TELEPHONE

•       You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You may redeem Fund shares by calling 888-860-8686. Redemption proceeds will be mailed directly to you or electronically transferred to your predesignated bank account.

• Unless you decline telephone privileges on your Account Application, as long as the Funds take reasonable measures to verify the order, you will be responsible for any fraudulent telephone order.

• You may redeem as little as $500 and as much as $50,000 by telephone Redemptions.

BY INTERNET

You may redeem shares through the Marsico Funds Website at www.marsicofunds.com. To establish online transaction privileges you must enroll through the Website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 24 of this Prospectus.

SYSTEMATIC WITHDRAWAL PLAN

Call us to request a Systematic Withdrawal Plan. It may be set up over the phone or by letter of instruction.

For specific information on how to redeem your account, and to determine if a medallion signature guarantee or other documentation is required, please call toll free in the U.S.: 888-860-8686.

As explained under “How to Exchange Shares,” (page 23) shareholders in the Funds may exchange all or part of their investment for shares of the Nations Cash Reserves Fund. To redeem shares from the Nations Cash Reserves Fund, follow the same procedures that apply to redeeming shares of the Funds. If you have any questions about redeeming shares of the Nations Cash Reserves Fund, please call 888-860-8686. Please note that when redeeming less than all of your shares of the Nations Cash Reserves Fund, your proceeds will exclude accrued and unpaid income from the Nations Cash Reserves Fund through the date of the redemption.

If your Systematic Withdrawal Plan provides for the redemption of Fund shares within 30 days or less after their purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemption of Fund Shares” below.

Additional Redemption Information

PAYMENT OF REDEMPTION PROCEEDS

You may sell shares at any time, subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” below. Your shares will be sold at the next NAV per share calculated after your order is accepted by the Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. Payment of the redemption proceeds for shares of the Funds where you request wire payment will normally be made in federal funds on the next business day.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 calendar days. This procedure is intended to protect the Funds and their shareholders from loss.

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. The Transfer Agent currently charges a $10 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds. A $12.50 fee is charged for any IRA distributions. If you request that your redemption be sent via overnight delivery, we will deduct $15 from your account to cover the associated costs.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended primarily for use as long-term investment vehicles. The Funds are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades by investors have the potential to make the Funds more difficult to manage efficiently, and could in some cases impose additional brokerage or administrative costs on the Funds, or dilute the value of Fund shares held by long-term investors. The Funds do not have any arrangements with any person to permit frequent purchases and redemptions of their shares.

“Time zone arbitrage” of mutual funds that hold substantial foreign securities (such as the International Opportunities Fund) is one type of short-term trading that the Funds seek to discourage. A trader who practices time zone arbitrage seeks to profit by buying or selling mutual fund shares based on events which occur after the close of foreign markets, and may not yet be fully reflected in closing foreign quotations that may be used to value mutual fund shares.

To discourage large and frequent short-term trades by investors, and to compensate the Funds for costs that may be imposed by such trades, each Fund imposes a redemption fee of

2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading.

The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee also may not apply on certain types of accounts approved or ratified by the Fund’s Board of Trustees, such as employee benefit plans including 401(k) plans and 457 plans, multi-account programs, asset allocation programs, wrap programs, or other accounts to which application of the redemption fee is not technologically feasible, or that appear to offer other reasonable safeguards against short-term trading. Please contact us at 1-888-860-8686 if you have any questions as to whether the redemption fee applies to some or all of your shares.

The Funds may take other steps to discourage large and frequent short-term trades by investors, including fair value pricing of certain foreign securities as discussed on page 16.

SIGNATURE GUARANTEES

A medallion signature guarantee of each owner is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address than that registered on the account; (iii) if the proceeds are to be made payable to someone other than the account’s owner(s); (iv) any redemption transmitted by federal wire transfer to a bank other than your bank of record; and (v) if a change of address request has been received by the Transfer Agent within the last 15 days. In addition, medallion signature guarantees are required for all redemptions of $50,000 or more from any shareholder account.

Medallion signature guarantees are designed to protect both you and the Funds from fraud. Medallion signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries Public cannot provide medallion signature guarantees. Please note that you must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds at 888-860-8686 before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Funds at 888-860-8686 before making your request to determine what additional documents are required.

REDEMPTION INITIATED BY THE FUNDS

If your account balance falls below $500, your Fund may ask you to increase your balance. If your account balance is still below $500 after 30 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Funds will not apply if the value of your account drops below $500 because of market performance. The Funds may also close your account and send you the proceeds under certain other circumstances allowed under the Investment Company Act of 1940, as amended.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from one Marsico Fund to another. You may exchange shares by mail, by telephone or through the Marsico Funds Website. You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You must have telephone transaction privileges in order to conduct online transactions. You may establish online exchange privileges by enrolling through the Website. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 24 of this Prospectus. Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. Aside from this requirement, there is a $500 minimum for exchanging shares under the program. The Funds currently impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. For more information on the redemption fee, see “Frequent Purchases and Redemptions of Fund Shares” on page 22. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

In addition to your ability to exchange all or a portion of your investment between the Marsico Funds, you may also exchange Fund shares for shares of the Nations Cash Reserves Fund by sending a written exchange request to Marsico Funds or, if you have established telephone exchange privileges, call 888-860-8686. Please read that Prospectus before making an exchange into the Nations Cash Reserves Fund. This exchange privilege is offered as a convenience to the Funds’ shareholders. Please note that when exchanging from a Fund to the Nations Cash Reserves Fund, you will begin accruing income from the Nations Cash Reserves Fund the day following the exchange. When exchanging less than all of the balance from the Nations Cash Reserves Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the Nations Cash Reserves Fund through the date of exchange.

The Funds may change, temporarily suspend or terminate the exchange privilege during unusual market conditions or when the Fund determines such action to be in the best interests of the Fund or its Shareholders.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under Instructions for Opening and Adding to an Account, page 15 or access your account through Marsico Funds’ Website at www.marsicofunds.com.

ABOUT THE NATIONS CASH RESERVES FUND: Please be sure to read the Nations Cash Reserves Fund Prospectus before investing in that Fund.

The Nations Cash Reserves Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Nations Cash Reserves Fund is managed by Banc of America Capital Management, LLC and not by the Adviser. BACAP Distributors, LLC is the distributor of the Nations Cash Reserves Fund’s shares.

WWW.MARSICOFUNDS.COM

You may visit us online through the Marsico Funds website at www.marsicofunds.com to access your Fund’s long-term performance information, and view portfolio holdings, which are generally posted about thirty days after the end of each month. Additionally, our website offers other resources including daily performance information and investment reviews.

FUND TRANSACTIONS THROUGH THE MARSICO FUNDS WEBSITE

In addition to checking your Fund account balance(s) and historical transactions, you may purchase, redeem or exchange shares of the Funds through the Marsico Funds Website at www.marsicofunds.com. You may establish online transaction privileges by enrolling on the Website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You will be required to enter into a user’s agreement through the Website in order to enroll for these privileges. In order to conduct online transactions, you must have telephone transaction privileges. To purchase shares online, you must also have ACH instructions on your account. If you opened your account online, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH.

Payment for purchases of shares through the Website may be made only through an ACH debit of your bank account. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the Funds’ Website will be paid only to the bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ Website.

The Funds impose a limit of $50,000 on purchase and redemption transactions through the Website. Transactions through the Website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their Transfer Agent cannot assure you that inquiries, account information or trading activity will be completely secure.

There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the Website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing, redeeming or exchanging shares by another method. Neither the Funds, their Transfer Agent, distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

In addition, neither the Funds, their Transfer Agent, distributor or Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

Retirement Plan Services

The Funds offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call 888-860-8686. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail. A $12.50 fee is charged annually for the maintenance of such accounts. The Transfer Agent currently charges a distribution fee of $12.50 for each redemption from an IRA account and a $10.00 fee for each payment by wire of redemption proceeds from an IRA account. If you request that your redemption be sent via overnight delivery, we will deduct $15 from your account to cover the associated costs.

The retirement plans currently available to shareholders of the Funds include:

TRADITIONAL IRA AND IRA ROLLOVERS: an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: an individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

ROTH IRA: an IRA with non-deductible contributions, and tax-free growth of asset and tax-free distributions for qualified distributions.

403(b): an arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax deferred account.

Automatic Services for Fund Investors

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions. You can set up most of these services with your Account Application or by calling 888-860-8686. If the Automatic Service you select provides for the redemption of Fund shares within 30 days or less after their purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” above.

FOR INVESTING
PAYROLL DIRECT DEPOSIT PLAN
AUTOMATIC INVESTMENT PLAN

For making automatic investments from a designated bank account.	For making automatic investments from your payroll check.

DIVIDEND REINVESTMENT

If you do not specify an election, all income dividends and capital gains distributions will be automatically reinvested in shares of the Funds.

FOR EXCHANGING AND FOR SELLING SHARES

AUTOMATIC EXCHANGE PLAN

For making regular exchanges from your Fund into another Marsico Fund or between a Marsico Fund and the Nations Cash Reserves Fund. You should be aware that your exchanges made through this plan may be subject to redemption fees as discussed in “Frequent Purchases and Redemptions of Fund Shares” above. This plan is available to IRA accounts having a minimum balance of $1,000.

SYSTEMATIC WITHDRAWAL PLAN

For making regular withdrawals from the Funds

Shareholder Communications

ACCOUNT STATEMENTS. Every quarter, Marsico investors automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATION. Confirmation Statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS. Financial reports will be sent at least semiannually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Funds.

You may elect to receive statements, confirmations and/or regulatory mailings electronically in lieu of paper copies by registering for this feature on the Website. For existing accounts, please call 888-860-8686 for instructions.

Dividends and Distributions

The Funds intend to pay distributions on an annual basis. You may elect to reinvest income dividends and capital gain distributions in shares of the Funds or receive these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in the Funds at NAV, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the Transfer Agent at 888-860-8686 or send written notification to Marsico Funds, c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

Taxes

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional tax information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

Each Fund will distribute all or substantially all of its income and gains to its shareholders each year. Each Fund generally will not have to pay income tax on amounts it distributes to shareholders. Fund dividends and distributions (whether paid in cash or reinvested in additional Fund shares) are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). A portion of the shareholder dividends derived from corporate dividends may be eligible for the corporate dividends-received deduction.

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

A shareholder will also have to satisfy a more than 60-day holding period of their Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

A dividend or capital gains distribution declared by a Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

Because each of the Funds may invest in foreign securities, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by countries other than the United States. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund at the close of a taxable year consists of stock or securities in non-U.S. companies, and if that Fund elects to “pass through” foreign taxes, shareholders of the Fund may be able to claim United States foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain provisions and limitations contained in the Internal Revenue Code of 1986, as amended. It is unlikely that any Fund other than the International Opportunities Fund will be able to make such an election.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held.

If the value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Fund for the preceding year. Distributions by the Funds generally will be subject to state and local taxes.

As with all mutual funds, each Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions to you if you fail to provide the Fund with your correct taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

FINANCIAL HIGHLIGHTS

Financial highlights are presented for each of the Funds. The financial highlights table is intended to help you understand each Fund’s financial performance and other financial information for the past five years or, if shorter, for the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in each Fund would have earned on an investment in a Fund assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, the Trust’s independent accountants, whose report, along with each Fund’s financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

	Focus Fund					Growth Fund
For a Fund Share Outstanding Throughout the Period	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001	Year Ended September 30, 2000	Year Ended September 30, 1999	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2001	Year Ended September 30, 2000	Year Ended September 30, 1999
Net Asset Value, Beginning of Period	$11.68	$12.27	$22.17	$17.43	$12.36	$11.88	$12.71	$20.82	$16.29	$11.54

Income from investment operations:
Net investment loss	(0.03)	(0.08)	(0.07)	(0.16)	(0.06)	(0.07)	(0.04)	(0.09)	(0.11)	(0.06)
Net realized and unrealized gains (losses) on investments	1.84	(0.47)	(7.87)	4.94	5.13	2.28	(0.77)	(7.32)	4.75	4.81

Total from investment operations	1.81	(0.55)	(7.94)	4.78	5.07	2.21	(0.81)	(7.41)	4.64	4.75

Distributions:
Net Realized Gains	—	—	(1.96)	(0.04)	—	—	—	(0.70)	(0.11)	—
Tax Return of Capital	—	(0.04)	—	—	—	—	(0.02)	—	—	—

Total Distributions	—	(0.04)	(1.96)	(0.04)	—	—	(0.02)	(0.70)	(0.11)	—

Net Asset Value, End of Period	$13.49	$11.68	$12.27	$22.17	$17.43	$14.09	$11.88	$12.71	$20.82	$16.29

Total Return	15.50%	(4.50)%	(38.17)%	27.42%	41.02%	18.60%	(6.42)%	(36.45)%	28.53%	41.16%
Supplemental Data and Ratios:
Net assets, end of period (000s)	$2,282,113	$1,274,068	$1,311,495	$2,853,805	$2,258,141	$789,220	$641,974	$530,904	$1,002,722	$688,490
Ratio of expenses to average net assets, less waivers and before expenses paid indirectly	1.34%	1.35%	1.30%	1.27%	1.31%	1.38%	1.37%	1.33%	1.30%	1.43%
Ratio of net investment loss to average net assets, net of waivers and expenses paid indirectly	(0.54)%	(0.64)%	(0.36)%	(0.69)%	(0.43)%	(0.62)%	(0.49)%	(0.53)%	(0.54)%	(0.46)%
Ratio of expenses to average net assets, before waivers and expenses paid indirectly	1.34%	1.35%	1.30%	1.27%	1.31%	1.38%	1.37%	1.33%	1.30%	1.43%
Ratio of net investment loss to average net assets, before waivers and expenses paid indirectly	(0.59)%	(0.68)%	(0.39)%	(0.70)%	(0.45)%	(0.67)%	(0.52)%	(0.55)%	(0.55)%	(0.47)%
Portfolio turnover rate	90%	117%	127%	176%	173%	91%	111%	120%	137%	137%

	21st Century Fund
For a Fund Share Outstanding Throughout the Period	Year Ended September 30, 2003		Year Ended September 30, 2002	Year Ended September 30, 2001	February 1, 2000(a) to September 30, 2000
Net Asset Value, Beginning of Period	$6.54		$6.26	$10.86	$10.00

Income from investment operations:
Net investment loss	(0.04)		(0.08)	(0.08)	(0.07)
Net realized and unrealized gains (losses) on investments	2.23		0.36	(4.52)	0.93

Total from investment operations	2.19		0.28	(4.60)	0.86

Other:
Increase from payment by service provider	0.01		—	—	—
Total Other	0.01		—	—	—

Net Asset Value, End of Period	$8.74		$6.54	$6.26	$10.86

Total Return	33.64%		4.47%	(42.36)%	8.60	%(1)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$104,038		$56,021	$60,124	$130,173
Ratio of expenses to average net assets, less waivers and before expenses paid indirectly	1.55	%(4)	1.50%	1.50%	1.50	%(2)
Ratio of net investment loss to average net assets, net of waivers and expenses paid indirectly	(1.05)%		(0.89)%	(0.76)%	(0.92	)%(2)
Ratio of expenses to average net assets, before waivers and expenses paid indirectly	1.65%		1.60%	1.57%	1.70	%(2)
Ratio of net investment loss to average net assets, before waivers and expenses paid indirectly	(1.15)%		(0.99)%	(0.83)%	(1.13	)%(2)
Portfolio turnover rate(3)	236%		388%	399%	267	%(1)

(a)	Inception.

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	Portfolio turnover is greater than most funds due to the style of this fund.

(4)	See Note 3 to the financial statements for information regarding the voluntary fee waiver.

	International Opportunities Fund
For a Fund Share Outstanding Throughout the Period	Year Ended September 30, 2003		Year Ended September 30, 2002	Year Ended September 30, 2001	June 30, 2000(a) to September 30, 2000
Net Asset Value, Beginning of Period	$7.00		$6.78	$10.36	$10.00

Income from investment operations:
Net investment income (loss)	0.02		(0.02)	—	0.01
Net realized and unrealized gains (losses) on investments	1.78		0.19	(3.27)	0.35

Total from investment operations	1.80		0.17	(3.27)	0.36

Distributions & Other:
Net investment income	—		(0.01)	(0.04)	—
Net realized gains	—		—	(0.27)	—
Redemption fees	—	(1)	0.05	—	—
Payment by affiliate	—		0.01	—	—

Total distributions	—		0.05	(0.31)	—

Net Asset Value, End of Period	$8.80		$7.00	$6.78	$10.36

Total Return	25.71%		3.37%	(32.32)%	3.60	%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$28,409		$20,632	$17,609	$15,480
Ratio of expenses to average net assets, less waivers and before expenses paid indirectly	1.68	%(5)	1.60%	1.60%	1.60	%(3)
Ratio of net investment income (loss) to average net assets, net of waivers and expenses paid indirectly	0.18%		(0.25)%	0.05%	0.33	%(3)
Ratio of expenses to average net assets, before waivers and expenses paid indirectly	2.31%		2.07%	2.60%	4.76	%(3)
Ratio of net investment loss to average net assets, before waivers and expenses paid indirectly	(0.45)%		(0.73)%	(0.94)%	(2.83	)%(3)
Portfolio turnover rate(4)	211%		192%	534%	190	%(2)

(a)	Inception.

(1)	Less than $0.01.

(2)	Not annualized for the periods less than one year.

(3)	Annualized for the periods less than one year.

(4)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

(5)	See Note 3 to the financial statements for information regarding the voluntary fee waiver.

THE MARSICO INVESTMENT FUND

Marsico Focus Fund

Marsico Growth Fund

Marsico 21st Century Fund

Marsico International Opportunities Fund

INVESTMENT ADVISER

Marsico Capital Management, LLC

ADMINISTRATOR

UMB Fund Services, Inc.

DISTRIBUTOR

UMB Distribution Services, LLC

COUNSEL

Dechert LLP

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRANSFER AND DIVIDEND DISBURSING AGENT

UMB Fund Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

Annual And Semiannual Reports

Our annual and semiannual reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss the market conditions and strategies that significantly affected each Fund’s performance.

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about each Fund, and is considered to be a part of this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS

1.	Call or write for one, and a copy will be sent without charge.

MARSICO FUNDS

P.O. BOX 3210

MILWAUKEE, WI 53201-3210

888-860-8686

www.marsicofunds.com

2.	Call, write or submit an E-mail request to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.

PUBLIC REFERENCE SECTION OF THE SEC

WASHINGTON, D.C. 20549-0102

202-942-8090

E-mail address: publicinfo@sec.gov

3.	Go to the SEC’s Website (www.sec.gov) and download a free text-only version from the EDGAR Database on the Website. SEC file number 811-8397

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Marsico Funds

P.O. Box 3210, Milwaukee, WI 53201-3210

888-860-8686

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